PROPERTY AND EQUIPMENT, NET	12 Months Ended
Dec. 31, 2020
PROPERTY AND EQUIPMENT, NET
PROPERTY AND EQUIPMENT, NET

5.     PROPERTY AND EQUIPMENT, NET

Property and equipment, net consists of the following:

	As of December 31,
	2019	2020
	RMB	RMB	US$
Buildings	16,029	16,029	2,457
Leasehold improvements	52	—	—
Furniture, fixtures and equipment	10,352	11,133	1,706
Motor vehicles	530	517	79
Total	26,963	27,679	4,242
Less:
Accumulated depreciation	(8,728)	(10,028)	(1,537)
	18,235	17,651	2,705
Construction in progress	633	1,616	248
Property and equipment, net	18,868	19,267	2,953

Construction in progress represents the renovation of an office building and spare parts for medical equipment which the Company will used to assemble new equipment in house.

Depreciation expense was RMB 2,357, RMB 2,059 and RMB 2,441 (US$374) for the years ended December 31, 2018, 2019 and 2020, respectively. No impairment charges were recognized on the property and equipment for the years ended December 31, 2018, 2019 and 2020.